Short-term investments and Cash and Cash equivalents	6 Months Ended
Jun. 30, 2022
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Short-term investments and Cash and Cash equivalents
2.5.11 Short-term investments and Cash and Cash equivalents

(€‘000)	As at June 30, 2022	As at December 31, 2021
Short-term investments	—	—
Cash at bank and on hand	14 385	30 018

Total Short-term investments and Cash and cash equivalents	14 385	30 018

The Group’s cash and cash equivalents amounted to €14.4 million at June 30, 2022 which accounts for a decrease of €15.6 million as compared to year-end
2021, as a result of cash used in the Group’s operations. See note 2.5.7.
Given the level of market interest rates for corporate deposits of short-term maturities, the Group has not invested in short-term deposits over the years 2022 and 2021.